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                                                                    EXHIBIT 10.2

                     NON-OUALIFIED STOCK OPTION AGREEMENT
                     ------------------------------------

      THIS AGREEMENT, dated as of ________________, 1999, is made by and between Global Crossing Ltd., hereinafter referred to as the "Company", and _________________, an employee of the Company or a Subsidiary (as defined below) of the Company, hereinafter referred to as "Optionee".

                                   ARTICLE I

              INCORPORATION OF THE PLAN BY REFERENCE; DEFINITIONS
              ---------------------------------------------------

The terms of the 1998 Global Crossing Ltd. Stock Incentive Plan, as amended from time to time (the "Plan"), are hereby incorporated by reference. Except as otherwise defined in this Agreement, capitalized terms used herein shall have the meanings assigned in the Plan. In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.1 - Common Stock
--------------------------

          "Common Stock" shall mean the Company's Common Shares, par value of $.01 per share.

Section 1.2 - Grant Date
------------------------

          "Grant Date" shall mean the date on which the Options provided for in this Agreement were granted, ________________, 1999.

Section 1.3 - Vesting Date
--------------------------

          "Vesting Date" shall mean _______________________, 1999.

Section 1.4 - Options
---------------------

      "Options" shall mean the non-qualified options to purchase Common Stock granted under this Agreement totaling ______________ shares.

Section 1.5 - Exercise Price
----------------------------

          The exercise price of the shares of stock covered by the Options granted hereunder shall be $__________ per share.

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                                   ARTICLE II

                                GRANT OF OPTIONS
                                ----------------
Section 2.1 - Grant of Options
------------------------------

      The Company grants to the Optionee Options representing the right to acquire shares of Common Stock.

Section 2.2 - Adjustments in Options Pursuant to Merger, Consolidation, etc.
---------------------------------------------------------------------------

      Subject to Section 9 of the Plan, in the event that the outstanding shares of the stock subject to an Option are, from time to time, changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of a merger, consolidation, recapitalization, Change of Control, reclassification, stock split, stock dividend, combination of shares, or otherwise, the Committee may make such appropriate and equitable adjustment as it deems necessary in the number and kind of shares and/or the amount of consideration as to which or for which, as the case may be, such Option, or portions thereof then unexercised, shall be exercisable. Any such adjustment made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons.

                                  ARTICLE III

                            PERIOD OF EXERCISABILITY
                            ------------------------

Section 3.1 - Options
---------------------

      (a) The Options will become exercisable with respect to one-third of the shares subject thereto on the first anniversary of the Vesting Date.

      (b) The Options will become exercisable with respect to an additional one-third of the shares subject thereto on the second anniversary of the Vesting Date.

      (c) The Options will become exercisable with respect to the remaining one-third of the shares subject thereto on the third anniversary of the Vesting Date.

      (d) All outstanding Options shall immediately become exercisable in the event of a Change of Control.

Section 3.2 - Expiration of Options
-----------------------------------

      The Options may not be exercised to any extent by the Optionee after the first to occur of the following events:

      (a)  The tenth anniversary of the Grant Date; or

      (b) Six months after the date of the Optionee's termination of employment,

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consultation or Board membership for any reason; or

      (c) If the Committee so determines pursuant to Section 9 of the Plan, on the effective date of either the merger or consolidation of the Company into another Person, a Change in Control, or the recapitalization, reclassification, liquidation or dissolution of the Company. At least thirty (30) days prior to the effective date of such merger, consolidation, exchange, acquisition, recapitalization, reclassification, liquidation or dissolution, the Committee shall give the Optionee notice of such event and an opportunity to exercise the Option, if the Option has then neither been fully exercised nor become unexercisable under this Section 3.2.

Section 3.3 - Effect of Termination of Employment, Consultation or Board
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Membership
----------

      All unexercisable Options granted hereunder shall terminate upon the Optionee's termination of employment, consultation or Board membership for any reason.

Section 3.4 - No Right to Employment, Consultation or Board Membership
----------------------------------------------------------------------

      Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continued employment, consultation or Board membership for the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to terminate any such affiliation of the Optionee at any time for any reason whatsoever.

                                   ARTICLE IV

                              EXERCISE OF OPTIONS
                              -------------------

Section 4.1 - Person Eligible to Exercise
-----------------------------------------

      During the lifetime of the Optionee, only he or she may exercise an Option or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when an Option becomes unexercisable under Section 3.2, be exercised by the executor or administrator of the Optionee's estate or by any person or persons empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise and Periods of Unexercisability
--------------------------------------------------------------

      Any exercisable portion of an Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2; provided, however, that any partial exercise shall be for whole shares of Common
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Stock only.

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Section 4.3 - Manner of Exercise
--------------------------------

      An Option, or any exercisable portion thereof, may be exercised solely by delivering to the Secretary or his office all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.2:

     (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

     (b) Full payment for the shares with respect to which such Option or portion thereof is exercised at the election of the Optionee (i) in cash, (ii) in shares of Common Stock having a fair market value equal to the aggregate option price for the shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided that such shares have been held by the Optionee for no less than six months, (iii) partly in cash and partly in such shares, or (iv) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate option price for the shares being purchased;

     (c) If there is no effective registration statement under the Securities Act of 1933 with respect to the Option and shares issuable upon exercise of the Option, a bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that the shares of stock are being acquired for his or her own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act of 1933, as amended (the "Act"), and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above; provided, however, that the Committee may, in its
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absolute discretion, take whatever additional actions it deems reasonably necessary to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations;

      (d) Full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option; and

      (e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the option.

If there is no effective registration statement under the Act respect to the Option and shares issuable upon exercise of the Option, without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on exercise of an Option does not violate the Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on such an

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exercise of this Option shall bear an appropriate legend referring to the provisions of subsection (c) above and the agreements herein. The written representation and agreement referred to in subsection (c) above shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect of such shares.

Section 4.4 - Rights as Shareholder
-----------------------------------

      The holder of an Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of the Option or any portion thereof unless and until certificates representing such shares shall have been issued by the Company to such holder.

      IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first written above.

     GLOBAL CROSSING LTD.,
     a Bermuda corporation


     Name:  James C. Gorton
     Title: Senior Vice President and General Counsel


     __________________________________________
     Optionee's Signature

     __________________________________________
     Print Name

     __________________________________________
     Street Address

     __________________________________________
     City, State, Zip Code, Country

     __________________________________________
     Taxpayer Identification Number

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